UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
September 5, 2008
(Date of earliest event reported)

PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P.O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2008, the Board of Directors of Pacific Gas and Electric Company (Utility), a subsidiary of PG&E Corporation, elected Peter A. Darbee, who is currently the Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, to the additional offices of President and Chief Executive Officer of the Utility effective September 5, 2008.  The election of Mr. Darbee follows the California Public Utilities Commission’s (CPUC) September 4, 2008 decision granting the Utility’s request for a temporary waiver of certain of the CPUC’s rules governing transactions between California's electricity and natural gas distribution companies and their non-utility affiliates (affiliate transaction rules).  Among other requirements, these rules prohibit certain key officers from serving in the same position at both the utility and the holding company, or, in the alternative, prohibit the sharing of lobbying, regulatory relations and certain legal services.  The temporary waiver allows PG&E Corporation and the Utility to have the same Chief Executive Officer while sharing regulatory affairs, lobbying, and legal services, until the earlier of January 2, 2009 or until the CPUC issues a final decision on the Utility’s waiver request. PG&E Corporation and the Utility cannot predict whether the CPUC will grant the Utility’s request for a limited exemption from the affiliate transaction rules on a longer-term basis.

Mr. Darbee, 55, has served as Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation since September 2007 and also held those positions from January 2006 to June 2007.  Mr. Darbee served as Chairman of the Board of the Utility from January 2006 to June 2007.  He served as Chairman of the Board and Chief Executive Officer of PG&E Corporation from July 2007 to September 2007, as President and Chief Executive Officer of PG&E Corporation from January 2005 to December 2005, and as Senior Vice President and Chief Financial Officer of PG&E Corporation from September 1999 to December 2004.  Mr. Darbee has been a director of PG&E Corporation and the Utility since January 2005.

Mr. Darbee does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 401(d) or Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Darbee is entitled to receive compensation and participate in benefits as described in PG&E Corporation’s and the Utility’s most recent joint proxy statement and in other reports previously filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: September 5, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 5, 2008	By:	LINDA Y.H.CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary